UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Delayed Draw Term Loan Agreement

On August 28, 2019, Park Hotels and Resorts Inc., a Delaware corporation, as parent (“Park”), PK Domestic Property LLC, a Delaware limited liability company and indirect subsidiary of Park (“PK Domestic”) and Park Intermediate Holdings LLC, a Delaware limited liability company and direct subsidiary of Park ( “PIH” and together with PK Domestic, the “Borrowers”) entered into a Delayed Draw Term Loan Agreement (the “Term Loan Agreement”) with Bank of America, N.A., as administrative agent, and the lenders party thereto as set forth in the Term Loan Agreement. The Term Loan Agreement provides for an unsecured delayed draw term loan facility with aggregate commitments of $950 million (the “Term Facility”) to be advanced to fund the pending merger (the “Merger”) of Chesapeake Lodging Trust, a Maryland real estate investment trust (“Chesapeake”), with and into a subsidiary of PK Domestic. The Term Facility includes a $100 million two-year delayed draw term loan tranche (the “Two-Year Tranche”) and a $850 million five-year delayed draw term loan tranche. The funding of the Term Facility is contingent upon the satisfaction of customary conditions, including but not limited to the consummation (or substantially concurrent consummation) of the Merger in accordance with the Agreement and Plan of Merger, dated May 5, 2019, among Park, PK Domestic, PK Domestic Sub LLC, and Chesapeake. As of the date hereof, no amount was drawn under the Term Facility. It is currently anticipated that $850.0 million will be drawn under the Term Facility for the benefit of PK Domestic on the date of the consummation of the Merger.

Borrowings under the Term Facility will bear interest, at the Borrowers’ option, at a rate equal to a margin over either (a) a base rate determined by reference to the highest of (1) the administrative agent’s prime lending rate, (2) the federal funds effective rate plus 0.50% and (3) the LIBOR rate that would be payable on such day for a LIBOR rate loan with a one-month interest period plus 1.00% or (b) a LIBOR rate determined by reference to the Reuters Screen LIBOR01 Page (or any applicable successor page) for the interest period relevant to such borrowing. The margin for the Term Facility is based on a ratio of Park’s total indebtedness to EBITDA (the “Leverage Ratio”) and ranges from 0.35% to 1.65%, in the case of base rate loans, and 1.35% to 2.65%, in the case of LIBOR rate loans. In addition, upon receiving an investment grade rating, the Borrowers may elect to convert to a credit rating based pricing grid. The Borrowers are required to pay ticking fees to the lenders under the Term Facility equal to 0.25% per annum on the daily outstanding amount of the Term Facility commitments until advanced or terminated, which ticking fees began to accrue on August 3, 2019. The Term Facility will have no amortization payments. The Borrowers will be permitted to voluntarily repay amounts outstanding under the Term Facility at any time without premium or penalty, subject to certain minimum amounts and the payment of customary “breakage” costs with respect to LIBOR loans.

The obligations under the Term Loan Agreement are guaranteed by (i) each subsidiary of PIH that is a borrower or a guarantor of any unsecured indebtedness and (ii) if the Leverage Ratio exceeds 6.50 to 1.00 as of the end of any two consecutive fiscal quarter periods, (x) each wholly owned subsidiary of PIH that (A) owns a property included in the unencumbered property pool or (B) directly or indirectly owns any such subsidiary described in the preceding subclause (A), and (y) each wholly owned subsidiary of PIH that either owns, directly or indirectly, certain properties or holds assets that have a fair market value in excess of $5.0 million (the “Guarantors”). The guarantees from the Guarantors described in clause (ii) above may be subsequently released if the Leverage Ratio is less than or equal to 6.50 to 1.00 as of the end of any two consecutive fiscal quarter periods. Foreign and certain excluded subsidiaries are not required to be guarantors under the Term Loan Agreement.

If the Leverage Ratio exceeds 6.50 to 1.00 as of the end of any two consecutive fiscal quarter periods, PIH will be required to cause all of the equity interests of any subsidiary borrowers and the Guarantors to be pledged to secure the obligations under the Term Loan Agreement, subject to certain exceptions. The pledge of such equity interests may be subsequently released if the Leverage Ratio is less than or equal to 6.50 to 1.00 as of the end of any two consecutive fiscal quarter periods.

The Term Loan Agreement contains certain customary affirmative and negative covenants. Such covenants, among other things, restrict, subject to certain exceptions, the ability of PIH, Park, and their respective subsidiaries to grant liens on properties included in the determination of PIH’s unencumbered pool value, mergers, affiliate transactions, asset sales and the payment of dividends and distributions. In addition, the Term Loan Agreement requires that Park satisfy certain financial maintenance covenants, including:

•	a Leverage Ratio of not more than 7.25 to 1.00;

•	ratio of reserve adjusted EBITDA to fixed charges of not less than 1.50 to 1.00;

•	ratio of secured indebtedness to total asset value of not more than 0.45 to 1.00;

•	ratio of unsecured indebtedness to the unencumbered pool value of properties satisfying certain criteria specified in, and valued per the terms of, the Term Loan Agreement of not more than 0.60 to 1.00 (subject to an option to increase to a higher level provided certain conditions are met); and

•	ratio of adjusted net operating income from unencumbered properties satisfying certain criteria specified in the Term Loan Agreement to interest expense on unsecured indebtedness of not less than 2.00 to 1.00.

The Term Loan Agreement permits the Borrowers to request an increase in the amount of the term loan tranches and to enter into additional incremental term loan credit facilities, subject to certain limitations, in an aggregate amount not to exceed $400 million for all such increases. Availability under the Two-Year Tranche will be reduced by the net cash proceeds from customary mandatory commitment reduction and prepayment events, from issuances of equity, the incurrence of certain other debt or the sale of available assets, in each case subject to limited exceptions.

The Term Loan Agreement also includes customary events of default, the occurrence of which, following any applicable grace period, would permit the lenders to, among other things, declare the principal, accrued interest and other obligations owing under the Term Loan Agreement to be immediately due and payable.

The foregoing summary of the Term Loan Agreement is qualified in its entirety by reference to Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Existing Credit Agreement

On August 28, 2019, Park and the Borrowers entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The Second Amendment amends the Credit Agreement, dated as of December 28, 2016, as amended by the First Amendment to Credit Agreement, dated as of June 14, 2019 (collectively, the “Existing Credit Agreement”). The Second Amendment implements various covenant and technical amendments to make the Existing Credit Agreement consistent with corresponding provisions in the Term Loan Agreement. The Second Amendment does not change the maturity or any of the pricing terms of the term loan and revolving credit facility outstanding under the Existing Credit Agreement. In addition, the Second Amendment does not change the Borrowers’ option under the Existing Credit Agreement to increase the revolving credit facility or increase or add additional term loans of up to $500 million in the aggregate to the extent that any one or more lenders (from the syndicate or otherwise) agree to provide such additional credit extensions.

The foregoing summary of the Second Amendment is qualified in its entirety by reference to Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

From time to time, the Borrower has had customary commercial and/or investment banking relationships with Bank of America, N.A., Wells Fargo Bank, National Association and/or certain of their respective affiliates and certain other lenders party to the Term Loan Agreement and the Second Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in this Current Report on Form 8-K under “Item 1.01. Entry into a Material Definitive Agreement – Term Loan Facility” is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

Park issued a press release on September 4, 2019 announcing it had entered into the Term Facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1

Delayed Draw Term Loan Agreement, dated as of August 28, 2019, by and among Park Hotels & Resorts Inc., PK Domestic Property LLC, Park Intermediate Holdings LLC, Bank of America, N.A., as administrative agent, and the lenders party thereto.

10.2

Second Amendment to Credit Agreement, dated as of August 28, 2019, by and among Park Hotels & Resorts Inc., PK Domestic Property LLC, Park Intermediate Holdings LLC, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

99.1	Press release dated September 4, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the expected timetable for completing the proposed Merger and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements for various reasons, including risks associated with Park’s ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; the ability to satisfy conditions necessary to close the proposed transaction; applicable regulatory changes; the availability of financing; risks associated with acquisitions generally, including the integration of the combined companies’ businesses; risks associated with execution of anticipated asset dispositions; risks associated with achieving expected revenue synergies or cost savings; as well as other risks and uncertainties detailed from time to time in Park’s filings with the Securities and Exchange Commission (the “SEC”). You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park Annual Report on Form 10-K for the year ended December 31, 2018, as updated by Item 1A. “Risk Factors” of Park’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019 and Item 1A. “Risk Factors” of Park’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of May 5, 2019, by and among Park, Chesapeake and the other entities party thereto. In connection with the proposed transaction, Park has filed with the SEC and attained effectiveness of a registration statement on Form S-4 that includes a proxy statement of Chesapeake and a prospectus of Park. Park and Chesapeake also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain a free copy of the definitive proxy statement/prospectus and other relevant documents filed by Park and Chesapeake with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Park with the SEC are available free of charge on Park’s website at http://www.pkhotelsandresorts.com or by contacting Park’s Investor Relations at (571) 302-5591. Copies of the documents filed by Chesapeake with the SEC are available free of charge on Chesapeake’s website at http://www.chesapeakelodgingtrust.com or by contacting Chesapeake’s Investor Relations at (571) 349-9452.

Chesapeake and its trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about trustees and executive officers of Chesapeake is available in its definitive proxy statement for its 2019 Annual Meeting, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from Park or Chesapeake using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park Hotels & Resorts Inc.

Date: September 4, 2019	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer